UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2024

RED TRAIL ENERGY, LLC
(Exact name of registrant as specified in its charter)

North Dakota	000-52033	76-0742311
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11, 3682 Highway 8 South, Richardton, North Dakota 58652
(Address of principal executive offices)

(701) 974-3308
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Grow Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Item 1.01 Entry Into a Material Definitive Agreement

Asset Purchase Agreement

On September 10, 2024, Red Trail Energy, LLC (the "Company"), a North Dakota limited liability company, entered into an Asset Purchase Agreement (the "APA") with Gevo, Inc., a Delaware corporation (“Gevo”), and its wholly owned subsidiaries Richardton CCS, LLC, a Delaware limited liability company (“R-CCS”), and Net-Zero Richardton, LLC, a Delaware limited liability company (“NZ-R”, and together with R-CCS, the "Buyers").

Pursuant to the APA, and subject to the terms and conditions thereof, Buyers will acquire substantially all of the assets, and assume certain liabilities, of the Company on the terms set forth therein (the “Transaction”). The Transaction is expected to close in the first quarter of 2025, subject to (i) the approval of the Transaction by holders of a majority of the Company’s outstanding Class A Membership Units, (ii) regulatory approvals under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) the procurement of debt financing by the Gevo and Buyers on terms satisfactory to Gevo and Buyers and (iv) other closing conditions.

The cash purchase price for the Purchased Assets is $210,000,000, subject to customary adjustments, including working capital adjustments (the “Purchase Price”).

In connection with the APA, the Company and Gevo entered into an escrow agreement pursuant to which Gevo (i) has deposited $10,000,000 in earnest money, which will applied against the Purchase Price, (ii) will deposit $1,260,000 of the Purchase Price at closing for the purposes of securing the post-closing indemnification obligations of the Company, and (iii) will deposit $5,000,000 of the Purchase Price at closing for purposes of securing any Purchase Price adjustments. In addition, Buyers will obtain a representation and warranty insurance policy to provide coverage for certain breaches of representations and warranties of the Company, which coverage is subject to certain exclusions, deductibles and other terms and conditions as set forth in the policy.

Each of the Company, Gevo and Buyers have made customary representations and warranties and covenants in the APA, including covenants to use their respective reasonable best efforts to affect the Transaction. In addition, the Company has agreed to other customary covenants, including, among others, covenants to conduct its business in the ordinary course during the interim period between the execution of the APA and the closing of the Transaction.

The APA, the Transaction and the other transactions contemplated by the APA have been unanimously approved by the Board of Governors of the Company. The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the full text of the APA. The APA has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Gevo or Buyers. In particular, the representations and warranties contained in the APA were made only for the purposes of the APA as of specific dates and may have been qualified by certain disclosure schedules delivered with the APA that are not filed publicly and employ a contractual standard of materiality different from those generally applicable to stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the APA and should not be relied upon as disclosure of factual information relating to the Company, Gevo or Buyers. The Company does not believe that these schedules contain information that is material to an investment decision. The APA is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01 Other Events

On September 14, 2024, the Company issued a communication to its members concerning the APA and the proposed Transaction. A copy of that communication is filed as Exhibit 99.1 to this this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d) Exhibits.

Exhibit No. Description

2.1*	Asset Purchase Agreement, dated September 10, 2024, by and among Red Trail Energy, LLC, Gevo, Inc., Richardton CCS, LLC, and Net-Zero Richardton, LLC.
99.1	Letter to Members, dated September 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file a preliminary proxy statement and file or furnish other relevant materials with the Securities and Exchange Commission (the “SEC”). Once the SEC completes its review of the preliminary proxy statement, a definitive proxy statement and a form of proxy will be filed with the SEC and mailed or otherwise furnished to the equityholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S EQUITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT, IF ANY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC.

The Company’s equityholders may obtain a free copy of documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, the Company’s equityholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at www.redtrailenergy.com or by directing a request by mail or telephone to: Red Trail Energy, LLC, P.O. Box 11, Richardton, ND 58652, Attention: Jodi Johnson, (701) 974-3308.

Participants in the Solicitation

The Company, Gevo and certain of their respective directors, governors, executive officers, certain other members of management and employees of the Company and Gevo and agents retained by the Company may be deemed to be participants in the solicitation of proxies from equityholders of the Company in favor of the proposed transaction. Information about the governors and executive officers of the Company and their beneficial ownership of the Company’s membership units is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2024 annual meeting of members, as filed with the SEC on February 1, 2024. Certain governors, executive officers, other members of management and employees of the Company may have direct or indirect interests in the proposed transaction due to equity holdings. Additional information regarding the direct and indirect interests of these individuals and other persons who may be deemed to be participants in the solicitation will be included in the proxy statement with respect to the transaction that the Company will file with the SEC and furnish to the Company’s equityholders.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the context of the statement and generally arise when the Company or its management is discussing its beliefs, estimates or expectations. Such statements generally include words such as “believes,” “expects,” “intends,” “anticipates,” “estimates,” “continues,” “may,” “plan,” “will,” “goal,” or similar expressions. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and projections of our management about future events and are therefore subject to risks and uncertainties, many of which are outside the Company’s control, which could cause actual results to differ materially from what is contained in such forward-looking statements as a result of various factors, including, without limitation: (1) the inability to consummate the Transaction within the anticipated time period, or at all, due to any reason, the failure to obtain required regulatory approvals for the Transaction, the failure to obtain financing for the purchase price or the failure to satisfy the other conditions to the consummation of the Transaction; (2) the effect of the announcement of the Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; (3) the effect of the announcement of the Transaction on the Company’s operating results and business generally; (4) the significant costs, fees and expenses related to the Transaction; (5) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Transaction and instituted against the Company and/or its governors, executive officers or other related persons; and (6) other factors that could affect the Company’s business.

These and other factors are identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on the Company’s projections and other forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED TRAIL ENERGY, LLC

Date: September 16, 2024	/s/ Joni Entze
Joni Entze
Chief Financial Officer